Exhibit 10.72

TWELFTH AMENDMENT TO THE

PARSONS CORPORATION RETIREMENT SAVINGS PLAN

(2017 AMENDMENT AND RESTATEMENT)

The Parsons Corporation Retirement Savings Plan (2017 Amendment and Restatement), as previously amended (the “Plan”) is hereby amended as follows:

1.
The Plan is hereby amended to change the address of Parsons Corporation to 14291 Park Meadow Drive, Suite 100, Chantilly, VA 20151.
2.
Effective with contributions to the Plan to be made for the 2025 Plan Year, the Plan is amended to provide that Employer matching contributions are made and allocated after the end of each quarter during the Plan Year (March 31, June 30, September 30 and December 31) in which a Plan participant’s account was credited with the participant’s deferral contributions, rather than only at the end of the Plan Year.
3.
All other terms and conditions of the Plan, and all previous amendments thereto, shall remain in full force and effect.

* * *

Exhibit 10.72

IN WITNESS WHEREOF, this instrument of amendment is executed this 21 day of January 2025.

PARSONS CORPORATION

By:

Name:

Title: _________________________________